PROSPECTUS SUPPLEMENT DATED NOVEMBER 13, 1995


INSTITUTIONAL FIDUCIARY TRUST

Money Market Portfolio and Franklin U.S. Government Securities
Money Market Portfolio

Franklin U.S. Government Agency Money Market Fund

Franklin Late Day Money Market Portfolio and Franklin U.S. Treasury Money Market Portfolio

Franklin Cash Reserves Fund

(each dated November 1, 1995)
(each as may be further supplemented or amended from time to time)




The "How to Buy Shares of the Funds" and "How to Sell Shares of the Funds" sections are supplemented to include the following:

Holiday Schedule. Each Fund is open for business and its net asset value is calculated every day that both the Federal Reserve Bank of San Francisco ("San Francisco Fed") and the New York Stock Exchange ("Exchange") are open for trading. The following holiday closings have been scheduled for 1996: New Year's Day, Dr. Martin Luther King, Jr. Day , Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day. Although the Funds expect the same holiday schedule to be observed in the future, the San Francisco Fed or the Exchange may modify its holiday schedule at any time. On any day preceding or following an Exchange or San Francisco Fed holiday, or on any day in which the Public Securities Association recommends an early closing, each Fund reserves the right to advance the time on that day by which notice of wire order purchase and wire order redemption orders must be received in order to receive same day credit or redemption. Investors are urged to place their trades as early in the day as possible on a day preceding or following a holiday. To the extent that securities in each Fund's portfolio are traded in other markets on days the San Francisco Fed or the Exchange is closed, each Fund's net asset value may be affected when investors do not have access to the Fund to purchase or redeem shares. Other Franklin Templeton Funds may follow different holiday closing schedules.